Silberstein Ungar, PLLC CPAs and Business Advisors

Phone (248) 203-0080

Fax (248) 281-0940

30600 Telegraph Road, Suite 2175

Bingham Farms, MI 48025-4586

www.sucpas.com

Exhibit 99.1

November 1, 2010

Board of Directors

Diamond Information Institute, Inc.

2300 W. Sahara Avenue, Suite 800

Las Vegas, Nevada 89102

Sent via email

To the Board of Directors:

Effective immediately, the CPA firm of Silberstein Ungar, PLLC is resigning as independent auditor for Diamond Information Institute, Inc.

We wish you the best of luck in the future.

/s/ Silberstein Ungar, PLLC

Silberstein Ungar, PLLC

Cc: Securities and Exchange Commission